UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2017

Biolase, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-36479	87-0442441
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Cromwell, Irvine, California		92618
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-361-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 10, 2017, the 2017 Annual Meeting of Stockholders of Biolase, Inc. (the "Company") was held at the Company's headquarters, 4 Cromwell, Irvine, California. The following are the results of the voting on the proposals submitted to stockholders at the Annual Meeting.

1. Stockholders elected all of the Company's five nominees for director to serve a one-year term until the 2018 Annual Meeting of Stockholders and until their respective successors are elected and qualified, as set forth below:

Paul N. Clark
Votes For: 43,594,027
Votes Withheld: 377,979
Broker Non-votes: 13,001,534

Frederic H. Moll
Votes For: 43,696,205
Votes Withheld: 277,541
Broker Non-votes: 13,001,534

Harold C. Flynn, Jr.
Votes For: 43,713,942
Votes Withheld: 259,385
Broker Non-votes: 13,001,534

James R. Talevich
Votes For: 43,578,598
Votes Withheld: 369,745
Broker Non-votes: 13,001,534

Jonathan T. Lord
Votes For: 43,523,397
Votes Withheld: 425,785
Broker Non-votes: 13,001,534

2. Stockholders ratified the selection of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017, as set forth below:

Votes For: 55,844,670
Votes Against: 1,085,507
Abstentions: 94,900
Broker Non-votes: 0

3. Stockholders voted, on an advisory basis, to approve the compensation of the Company's named executive officers, as set forth below:

Votes For: 42,137,731
Votes Against: 1,768,767
Abstentions: 116,101
Broker Non-votes: 13,002,478

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biolase, Inc.

May 16, 2017	By:	Harold C. Flynn, Jr.

Name: Harold C. Flynn, Jr.
Title: President and Chief Executive Officer